Exhibit 10.3

EXECUTION COPY

March 1, 2013

FIFTH AMENDMENT

TO THE FEBRUARY 10, 2011 CREDIT AGREEMENT

Among

CASCADES INC.

CASCADES USA INC.

CASCADES EUROPE SAS

(as Borrowers)

– and –

NATIONAL BANK OF CANADA

(as Administrative Agent)

THE BANK OF NOVA SCOTIA

(as Collateral Agent)

– and –

THE LENDERS

FROM TIME TO TIME PARTY HERETO

MCCARTHY TÉTRAULT LLP

FIFTH AMENDMENT TO THE FEBRUARY 10, 2011 CASCADES CREDIT AGREEMENT made as of February 27, 2013.

BETWEEN:	CASCADES INC.

AND :	CASCADES USA INC.

AND :	CASCADES EUROPE SAS

(the “Borrowers”)

AND:	NATIONAL BANK OF CANADA (as “Administrative Agent” and acting on behalf of the Lenders)

RECITALS

A.	The Borrowers, the Administrative Agent, the Collateral Agent and the Lenders are party to a credit agreement dated as of February 10, 2011, as amended further to request letters dated April 14, 2011, May 19, 2011 and June 22, 2011 and an amendment agreement dated August 30, 2012 (the “Credit Agreement”), providing for a Facility in an amount of $750,000,000.

B.	The Borrowers have requested an amendment to the definition of “Interest Expense” in the Credit Agreement and the Lenders have consented to such amendment.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Interpretation

1.1	Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

1.2	This Agreement may be referred to as the Fifth Amendment to the February 10, 2011 Cascades Credit Agreement.

1.3	Any reference to the Credit Agreement in any Credit Document refers to the Credit Agreement as amended hereby.

2.	Amendment to the Credit Agreement

Section 1.2 of the Credit Agreement is amended by replacing the definition of “Interest Expense” with the following:

“Interest Expense” means, for any period, the aggregate amount of interest and other financing expenses during such period, net of cash interest income, in each case determined in accordance with GAAP, but (i) including interest and other financing charges which have been capitalized, but however (ii) excluding amortization of financing expenses and debt discount or premium, deferred gains or losses on the translation of any long-term debt payable in foreign currency or non-recurrent upfront and financing costs, (iii) excluding unrealized gains or losses arising from Hedging Agreements, (iv) excluding any gain or loss arising from any refinancing, repurchase or extinguishment of Funded Debt, and (v) excluding the non-cash portion of the net interest expense related to the net position of defined benefit liability (asset);”

3.	Authority of the Administrative Agent

The Administrative Agent is entering into this Agreement of behalf of the Lenders and it represents to the Borrowers that the Majority Lenders have consented to the above amendment.

4.	Effectiveness

This Agreement will come into force (but with effect from the date hereof) on the date that the Administrative Agent notifies the Borrowers and the Lenders (through Intralinks in the case of the Lenders) that this Agreement has been executed by the Borrowers, the Administrative Agent and the Designated Subsidiaries.

5.	Fees and Expenses

The Borrowers agree to pay on demand all reasonable legal fees and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and implementation and administration of this Agreement.

6.	Confirmation

Each of the Borrowers represents to the Administrative Agent and the Lenders that this Agreement will not result in any Default.

7.	Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier will be effective as delivery of a manually executed counterpart of this Agreement.

8.	Governing Law

This Agreement is governed by, and construed in accordance with, the laws of the Province of Quebec and of the laws of Canada applicable therein.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

CASCADES INC.

Per:	/s/ Robert F. Hall

CASCADES USA INC.

Per:	/s/ Allan Hogg

CASCADES EUROPE SAS

Per:	/s/ Jean Goulet

NATIONAL BANK OF CANADA, as Administrative Agent and on behalf of the Lenders

Per:	/s/ Dominic Albanese

Per:	/s/ Roch Ledoux

[Signature page – Fifth Amendment Cascades]

CONFIRMATION BY THE DESIGNATED SUBSIDIARIES

We, the undersigned, as Designated Subsidiaries and guarantors under the Credit Agreement, hereby agree with the terms of this Fifth Amending Agreement.

7251637 CANADA INC.

7678169 CANADA INC.

CASCADES CANADA ULC

CASCADES TRANSPORT CABANO INC.

CASCADES TRANSPORT INC.

CASCADES FINE PAPERS GROUP INC.

CASCADES PAPERBOARD INTERNATIONAL INC.

CASCADES TENDERCO INC.

CASCADES GIE INC.

KINGSEY FALLS INVESTMENTS INC.

NORAMPAC INC.

each of the foregoing entities being represented by

Name :	/s/ Robert Hall
Robert Hall, duly authorized as he so declares

CASCADES ENVIROPAC HPM LLC

CASCADES SPG SALES INC.

CASCADES HOLDING US INC.

CASCADES MOULDED PULP, INC.

CASCADES PLASTICS INC.

CASCADES TISSUE LLC

CASCADES TISSUE GROUP – IFC DISPOSABLES INC.

CASCADES TISSUE GROUP – NEW YORK INC.

CASCADES TISSUE GROUP – ARIZONA INC.

CASCADES TISSUE GROUP – SALES INC.

CASCADES TISSUE GROUP – TENNESSEE INC.

CASCADES ENERGY ACTION INC.

NORAMPAC EXPORT SALES CORP.

NORAMPAC NEW ENGLAND INC.

NORAMPAC NEW YORK CITY INC.

NORAMPAC FINANCE US INC.

NORAMPAC INDUSTRIES INC.

NORAMPAC SCHENECTADY INC.

each of the foregoing entities being represented by

Name :	/s/ Allan Hogg
Allan Hogg, duly authorized as he so declares